Exhibit 99.1

MARKET PARTNER AGREEMENT

THIS MARKET PARTNER AGREEMENT (this "Agreement") is entered into this 19 day of August, 2016, by and amongst INSIGHTPOS, having its principal place of business at 8228 Louisiana Blvd NE Suite A, Albuquerque, NM 87113. ("INSIGHT") and Next Group Holdings Inc Ticker NXGH ("MP") having its principal place of business at 1111 Brickell Avenue, Suite 2200, Miami, FL 33131_________ "Parties" when used herein, shall collectively refer to INSIGHT and MP).

With the intent of being legally bound, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1. Appointment. On a non-exclusive basis, INSIGHT hereby appoints MP, and MP hereby accepts such appointment, to be an "MP" of INSIGHT during the Term, and in accordance with the terms and conditions, of this Agreement.

2. Term. This Agreement shall become effective on the date it is executed by INSIGHT (the "Effective Date"). From the Effective Date, this Agreement shall continue in full force and effect for an initial term of three (3) years ("Initial Term"), after which it shall be automatically renewed on an annual basis for subsequent annual terms, unless it is earlier terminated as provided herein or either party notifies the other of its intent to terminate no less than thirty (30) days prior to the end of the then current term.

3. Issuance of MP ID Number. Immediately following the Effective Date, INSIGHT will provide MP with a unique Security TOP UP ("Security TOP UP"), which shall enable MP to access INSIGHT'S electronic payment, processing and provisioning system (the "INSIGHT POS System") for the purpose of establishing an MP Account ("MP Account") within the INSIGHT POS System. MP shall be responsible for maintaining the confidentiality of the Security TOP UP as well as MP's user-name and password. MP shall be solely responsible for any and all activity undertaken under the MP Account, whether such activity was authorized by MP or otherwise, unless such unauthorized activity was caused by the willful misconduct or gross negligence of INSIGHT.

4. Duties of MP.

a. Retail Locations. As a MP of INSIGHT, MP shall cause potential retail locations to sign PREPAID Retail Merchant Agreements ("Merchant Agreements") with INSIGHT. Any retail location that MP causes to contract with INSIGHT shall hereinafter be referred to as a "Retail Location," provided that MP is recognized as the "Acquiring MP" on such retail location's Merchant Agreement when such Merchant Agreement is counter-signed and approved by INSIGHT.

b. Acquiring MP. MP shall be responsible for (i) submitting Retail Merchant Agreements to INSIGHT for INSIGHT's approval and countersignature, (ii) creating and maintaining individual accounts in the INSIGHT POS System for each Retail Location, (iii) monitoring any outstanding balances of Retail Locations, (iv) implementing INSIGHT's advertising strategies and overseeing the distribution of promotional materials provided by INSIGHT, (v) responding and fulfilling all MP and/or merchant service requests issued by INSIGHT directly or within the INSIGHT POS System, and (vi) providing basic assistance to INSIGHT in servicing, merchandising and resolving any account issues of Retail Locations, including but not limited to collecting outstanding and unpaid balances. MP's failure to fulfill its obligations hereunder in a diligent manner and its subsequent failure to materially and in good faith improve its performance within ten (10) calendar days of being notified of such poor performance shall be deemed a material breach of MP's obligations hereunder.

c. Notwithstanding the foregoing or anything in this Agreement, INSIGHT in its sole but reasonable discretion, shall be permitted to:

i.	Approve, disapprove or terminate any proposed or then active Retail Location for any reason whatsoever, and/or
ii.	Require a deposit for bad debt reserves for any Retail Location to conduct or continue conducting business on the INSIGHT POS System.

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MP Agreement - sr1		INSIGHT

MARKET PARTNER AGREEMENT

5. Compensation of MP; Payment Procedures. Retail Locations shall purchase Products and Services directly from INSIGHT using the INSIGHT POS System and any other means permitted by INSIGHT. "Products and Services" for the purposes hereof shall include any product or service purchased by Retail Merchant from INSIGHT for the purpose reselling such to an end consumer or user ("End User"), including but not limited to electronically transmitted personal identification numbers ("TOP UPs") and physical products provided by INSIGHT in any form.

a. TOP UPS: Unless otherwise noted herein or in a separate writing by INSIGHT, MP shall receive a commission for any TOP UP sold to a Retail Location which shall be based upon the difference between the MP's discount rate ("MP's Buy Rate") and the Retail Location's Discount Rate ("Retail Buy Rate").

i.	Using the INSIGHT POS System, MP shall be responsible for setting the Retail Discount Rates for all Retail Locations. Notwithstanding the foregoing, INSIGHT shall be permitted to change the Retail Buy Rates of any Retail Location at any time at its sole but reasonable discretion for any good reason with reasonable notice. By way of example and not limitation, good reason shall include, but not be limited to, changing Retail Buy Rates to ensure that a MP is not selling products at level giving rise to a negative profit, making adjustments to offset changes in INSIGHT'S buy rates from its providers, or making changes to prevent misalignment with then current market conditions.

ii.	INSIGHT shall be responsible for setting MP Buy Rates which are set forth in Product Pricing Sheet attached to this Agreement; provided, however, that all such MP Buy Rates are subject to change by INSIGHT at INSIGHT's sole and absolute discretion at any time with reasonable notice.

b. Transaction Fee Based Electronic Products: Notwithstanding the foregoing, certain electronic and/or TOP UP based Products or Services shall be provided to Retail Locations and/MP for which INSIGHT shall compensate MP and/or Retail Merchants based upon a "transaction fee" model rather than based upon the method described in Section 5a above. In such event, MP's pricing sheet, a product announcement or a notification to MP shall indicate that INSIGHT shall provide MP a set fee per transaction for sales of a given Product. It is hereby agreed that the compensation methodology for any Product provided by INSIGHT hereunder may be altered such that a transaction fee based compensation may be used rather than a margin based compensation, provided that MP is notified of such change. It is agreed that INSIGHT shall establish the compensation payable for MPs and/or Retail Merchants for all such Products.

c. Other Products and Services: From time to time, during the term of this Agreement, INSIGHT shall procure, provide and/or acquire the rights to distribute other products or services that it is not then providing to MP ("New Products"). In such event, INSIGHT may, in its sole discretion offer MP and/or Retail Merchants the right to distribute and resell such New Products to End Users under the terms hereof by notifying MP and/or Retail Merchants. Notwithstanding any other notice requirements herein, INSIGHT shall notify MPs and/or Retail Merchants by using generic product announcements, email or other methods that describe such New Products, the compensation payable to MPs and Retail Merchants and any other pertinent information deemed important by INSIGHT using its sole but reasonable discretion. For the purposes hereof, a "New Product" shall include but not be limited to, any Product or Service offered by INSIGHT for the purposes of resale to End Users, if such Product at the time of introduction is not then offered in its exact same form by INSIGHT to MP or a given Retail Merchant, notwithstanding the fact that INSIGHT may have offered such or a similar product to MP or Retail Merchant at any other point in time prior to such introduction. Once a New Product has been introduced, it shall then be deemed a Product or Service as defined rein. Should MP obtain related products and services, MP will supply INSIGHT with all products and services at agreed rates. MP will supply such products at their wholesale rate and pass along all terms and conditions from supplier and split profit as outlined in schedule one of this agreement.

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MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

e. Collections and Bad Debt. MP shall be financially responsible for his stores and agents. his includes collecting all amounts past due owed from Retail Locations for all Products and Services purchased hereunder. Bad debt shall also include any costs occurred by INSIGHT in seeking to collect outstanding Merchant Receivables. Notwithstanding the foregoing, in the event that any bad debt is caused or facilitated by any dishonest act, willful misconduct, or omission or misrepresentation of facts, of the MP or any affiliate or agent of the MP, then MP shall be responsible for the entire bad debt resulting therefrom. Should it become necessary, INSIGHT or any affiliate of INSIGHT (including but not limited to all vendors) reserves the right to withhold commissions from MP until such time that outstanding debts are paid in full. However, this does not prevent INSIGHT or any vendor affiliate the right to seek direct reimbursement from MP should this method not suffice to collect outstanding debts in full.

i.	If the MP has a customer that owes money to INSIGHT, including but not limited to any vendor affiliate for prepaid products dispensed thru INSIGHT, and that customer has an ACH return, then the amount owed becomes immediately due and payable by the MP. INSIGHT or any vendor affiliate at its discretion, may choose to continue to collect from the customer before collecting from the MP, but may at any time drop collection efforts against the customer and demand payment in full or setup a payment schedule with MP.
ii.	If the MP is funding his sub accounts through a wallet system and collecting funds from his customers in that manner, any amount of credit extended by MP is the responsibility of MP. Any amounts owed to INSIGHT or any vendor affiliate by MP using this feature are due and payable to INSIGHT or vendor affiliate at invoice intervals and credit terms set by INSIGHT, or any affiliate vendor and may be subject to change as credit needs and situations change. INSIGHT or affiliate vendor provides any credit terms including collection schedules at its sole discretion.
iii.	INSIGHT or any affiliate vendor accepts no financial liability for any outstanding debts that MP may have at the time this agreement was signed or may incur during the course of this agreement.
iv.	Additionally, in such event INSIGHT shall be permitted to terminate this Agreement for Cause and seek any remedy available in law or equity.

f. Commissions Accrual. Notwithstanding anything in this Agreement, commissions shall only become payable and accrue, for the duration of this Agreement, when a Product or Service has been sold and payment for such product has been received by INSIGHT. INSIGHT shall not be obligated to remit commissions for any Product or Service sold if INSIGHT has not or has been unable to collect payment. INSIGHT shall use commercially reasonable efforts to issue prepaid commissions to MPs by the 14th and 28th days of each month at which time all commissions which have accrued in the previous two weeks shall be due. Monthly commissions will be paid for all other products once INSIGHT has received payment (including but not limited to Merchant Services, Bill Payment, SIM activations, etc. Notwithstanding the foregoing, INSIGHT reserves the right to pay commissions on a quarterly or semi-annual basis for specific Products or Services, provided that INSIGHT communicates such alternate commission payment schedule to MPs either in the Product Pricing Sheet or by means noted in Section 5b of this Agreement. INSIGHT shall be permitted to offset any amounts due INSIGHT from MP from any commission payments, including but not limited to any Service Fees, Bad Debt Fees, third party fines or other fees provided herein, or established by INSIGHT from time-to-time hereunder.

g. Service Fees. As a further condition of the rights, services and commissions received by MP hereunder, MP agrees to remit Service Fees, if applicable, as noted herein or established from time-to-time by INSIGHT during the Term of this Agreement. For the purposes hereto, "Service Fees" shall include, but not be limited to: (i) any fees noted in this Agreement or on the MP registration/information page which are due INSIGHT by the MP, (ii) any charges enumerated by INSIGHT for any special services requested by MP from INSIGHT from time to time during the term of this Agreement, or (iii) any special charges or fees established by INSIGHT from time to time and pre-approved by MP for the use or continued use of the INSIGHT POS System during the Term of this Agreement.

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MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

6. Disputes. In the event of a dispute between MP and INSIGHT relating to sales or commissions, the INSIGHT POS System shall be the determining authority. If written notice of any dispute, error or discrepancy is not submitted to INSIGHT within fifteen (15) days of the transaction date such lapse of time shall act as a waiver of MP's right to contest such dispute, error or discrepancy.

7. Branding. MP acknowledges and agrees that "INSIGHTPOS" and "INSIGHT" are wholly owned marks of INSIGHT and constitute copyrights and intellectual property of INSIGHT. Nothing in this Agreement, including any actions or inactions by the MP or any affiliates of the MP, shall in any way be interpreted to construe or convey any rights to such marks or any INSIGHT intellectual property upon the MP or any other party. MP's right to use the trademark, tradename and tradedress "InsightPOS" is limited to (i) that which is required in order to perform MP's duties under this Agreement and (ii) that which is specifically provided for in this Agreement. MP acknowledges and agrees that MP will not use or claim any right to use any of these the trademarks, tradenames or tradedresses outside of this Agreement or in any form upon termination or expiration of this Agreement or in any way if requested during this Agreement to cease using such marks by INSIGHT. MP agrees that failure to fully comply with this Section 7 shall constitute a material breach under this Agreement and, in addition to any other remedies available to INSIGHT, such a breach shall give rise to INSIGHT's right to terminate this Agreement.

8. Reservations. The Parties acknowledge and agree that INSIGHT in its sole and reasonable discretion shall have the right to terminate or restrict the ability of any Retail Location from purchasing any INSIGHT Products or Services with or without cause or prior notice at any time.

9. Confidentiality; Non-Solicitation. The parties agree to keep the terms and conditions of this Agreement confidential. For the duration of this Agreement and for six months following its termination, the parties agree that it shall not target, solicit, or enter into negotiations with any retail location, MP or other party that is known by the parties to already be affiliated with the parties for the purpose of inducing such party to (a) sever its existing affiliation, or (b) sell or distribute a product or service that competes with any of the parties Product or Service. Additionally, for such period, the parties shall not offer for sale or resale to any of the parties affiliated retail location, any electronic product or service supplied by any other party that is competitive to a Product or Service provided by the parties. It is expressly acknowledged and agreed by the parties that the failure to strictly comply with this provision shall constitute an incurable material breach of this Agreement, and, in addition to any other rights or remedies available pursuant to this Agreement or applicable law, such actions shall give rise to an immediate right of the parties to terminate this Agreement for Cause.

10. Cause.  INSIGHT shall be permitted to terminate this Agreement at any time, effective immediately, for Cause, in the event that MP: (i) commits a material breach of this Agreement and fails to cure such breach within seven (7) calendar days of being notified of such breach, (ii) commits any crime, offense or action which would, by association, in INSIGHT's sole discretion, bring INSIGHT into disrepute, (iii) commits any unlawful interference or attempted interference with any equipment or processing service of INSIGHT or any of its providers, (iv) commits any action that facilitates the breach of any agreement with INSIGHT by any other party (v) commits any action that amounts to a willful or knowing dishonesty or fraud against INSIGHT, and/or (vi) commits any action which in INSIGHT's sole discretion may be interpreted as an act of a party facing material financial difficulties (vii) fails to pay amounts owed under this agreement within 14 days of amounts becoming due.

11. MP's Failure to Perform. INSIGHT may immediately and indefinitely suspend the MP's ability to register Retail Locations, use any copyrights, trademarks or IP of INSIGHT, claim any affiliation with INSIGHT and/or access the MP Account in the event that (i) MP commits any action which if uncured would be deemed a material breach of this Agreement or warrant the termination of this Agreement by INSIGHT for Cause, (ii) MP fails to perform its obligations as a MP or Acquiring MP as is reasonably required hereunder, (iii) INSIGHT receives repeated complaints by Retail Merchants and or its affiliates concerning MP's performance, and INSIGHT reasonably believes such complaints to be bona fide, (iv) at any time, twelve months following the effective date hereof, MP's aggregate number of active Retail Locations within the last 3 month average is less than one hundred Retail Locations, and/or (v) INSIGHT has reasonable reason to believe that MP's actions under this Agreement are harming INSIGHT's business. For the purposes hereof, an "Active Retail Location" shall mean a Retail Location that purchases at least 10 TOP UPs within a given calendar month. In the event that MP's rights have been suspended as described above, but this Agreement has not been terminated, then INSIGHT shall be obligated to continue paying any and all MP Commissions as required herein until this Agreement is terminated. Additionally, in such event, with the exception of the rights suspended herein, all other rights and/or obligations of the Parties, as noted herein shall be of full force and effect.

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MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

12. LImited Warranties and Disclaimer

a.	General Warranties. Each party warrants that it has full right, power, and authority to enter into this Agreement and to perform its obligations and duties under this Agreement, and that the performance of such obligations and duties hereunder does not and will not conflict with or result in a breach of any other agreements of such party or any judgment, order, or decree by which such party is bound.

b.	Warranty Disclaimer. THE INSIGHT POS SYSTEM AND ANY PRODUCT OR SERVICE SOLD USING THE INSIGHT POS SYSTEM ARE PROVIDED "AS IS," WITHOUT ANY WARRANTIES OF ANY KIND WHETHER EXPRESS OR IMPLIED, OR BASED ON STATUTE, TORT OR ANY OTHER THEORY OF LAW. INSIGHT EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. MP ACKNOWLEDGES AND AGREES THAT INSIGHT MAKES NO REPRESENTATIONS AS TO THE REASONABLENESS, APPROPRIATENESS, QUALITY OR FUNCTIONALITY OF PRODUCTS OR SERVICES PROVIDED BY INSIGHT THROUGH THE INSIGHT POS SYSTEM. ANY PRODUCT OR SERVICE PROVIDED BY INSIGHT TO MP OR ANY PARTY AFFILIATED WITH DISTRIBUTION IS ON AN "AS IS" BASIS AND SUBJECT TO THE TERMS AND CONDITIONS IMPOSED BY SUCH PRODUCT'S RESPECTIVE CARRIER OR PROVIDER AS WELL AS THE ABILITY OF SUCH CARRIER OR PROVIDER TO FULFILL SUCH TERMS AND CONDITIONS. IN NO EVENT SHALL INSIGHT BE HELD LIABLE FOR THE QUALITY, THE TERMS OR CONDITIONS, OR THE FAILURE OF ANY CARRIER OR PROVIDER TO FULFILL THE OBLIGATIONS OF ANY PRODUCT OR SERVICE SUPPLIED THROUGH THE INSIGHT POS SYSTEM.

c.	Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR ANY PARTY FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY KIND INCLUDING THOSE RESULTING FROM INTERRUPTION OF USE, LOSS OR CORRUPTION OF DATA, VIRUSES, OR LOST PROFITS, ARISING FROM OR RELATED TO THIS AGREEMENT OR THE INSIGHT POS SYSTEM WHETHER OR NOT THE PARTY SUFFERING LOSSES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE TOTAL CUMULATIVE LIABILITY FOR INSIGHT OR MP IN CONNECTION WITH THIS AGREEMENT OR THE INSIGHT POS SYSTEM, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAID TO INSIGHT DURING THE INITIAL TERM OF THIS AGREEMENT. FOR THE PURPOSES OF THIS SECTION 12C, FEES PAID TO INSIGHT SHALL BE THE CUMULATIVE VALUE OF THE DIFFERENCE BETWEEN INSIGHT'S BUY-RATES AND MP'S BUY RATES FOR ALL PRODUCTS AND SERVICES SOLD IN ACCORDANCE WITH THIS AGREEMENT, LESS ANY THIRD PARTY CHARGES PAID BY INSIGHT AND/OR DIRECTLY APPLICABLE TO MP'S NETWORK TRANSACTIONS.

d.	No Warranties On Behalf of INSIGHT. MP will not make any warranties or representations to any Retail Locations or any other party concerning the INSIGHT POS System and the INSIGHT Software. MP shall indemnify and hold harmless INSIGHT for (i) any warranties or representations MP makes on behalf of INSIGHT to any party, whether such warranties or representations are express or implied, and (ii) any liability or obligation of MP created by any relationship or agreement(s) between MP and any Retail Locations whether such liability is based in contract, tort, or any other theory of law.

e.	No Warranties on Behalf of MP. INSIGHT will not make any warranties or representations to any Retail Merchants or to any third parties on behalf of the MP, unless such warranties concern specific obligations under this Agreement. INSIGHT shall indemnify and hold harmless MP for (i) any warranties or representations INSIGHT makes on behalf of MP to Sub-MPs or Retail Merchants in contravention of this Agreement.

13. INSIGHT POS System IP

a.	Ownership of the INSIGHT POS System Intellectual Property Rights. MP agrees that INSIGHT owns all rights, title, and interest in and to the INSIGHT POS System software, and any other technology or property provided by INSIGHT and used by MP or any Third Party Processor to access the INSIGHT POS System, including all intellectual property rights therein.

b.	Restrictions on Use. MP acknowledges that INSIGHT POS System software, its structure, organization and source code constitute valuable trade secrets of INSIGHT. Accordingly, MP agrees that it will not, and will not permit any third party, to: (a) access to the INSIGHT POS System other than the parties authorized under this Agreement; (b) modify, create derivative works of, adapt, alter or translate the INSIGHT POS System; (c) sublicense, lease, rent, loan, distribute, provide access to, or otherwise transfer the any aspect of the INSIGHT POS System to any third party not authorized under this Agreement; (d) reverse engineer, decompile, disassemble, or otherwise derive or determine or attempt to derive or determine the source code (or the underlying ideas, algorithms, structure or organization) of any aspect of the INSIGHT POS System; or (e) copy, install or use the INSIGHT POS System except as expressly permitted in this Agreement.

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MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

14. No Implied Licenses. There are no implied licenses under this Agreement, and any rights not expressly granted to MP hereunder are reserved by INSIGHT. MP is not granted any patent license under this Agreement. MP further agrees that its rights to use the INSIGHT POS System are provided solely by this Agreement and are limited by the life, terms and conditions of this Agreement.

15. Indemnification. MP shall indemnify and hold harmless INSIGHT against all losses, liabilities, damages or expenses, including reasonable attorney's fees, net of any applicable insurance proceeds ("Losses"), for claims brought by any third party (including a Retail Locations), which the other shall suffer, sustain or become subject to as a direct result of (a) the other party's breach of any covenant, representation, or obligation contained in this Agreement, or (b) any material misrepresentation, false statement or omission to state a material fact to any potential Retail Location concerning the duties and obligations under this Agreement.

16. Event of Default; Remedies. An event of default ("Event of Default") shall be deemed to have occurred if a party shall materially breach any of its obligations hereunder, and such breach shall remain uncured for a period of seven (7) calendar days following receipt of written notice thereof. Upon the occurrence of an Event of Default, the non-defaulting party may, at its option, elect to terminate this Agreement for Cause.

17. Effect of Expiration or Termination. Notwithstanding anything in this Agreement, if INSIGHT terminates this Agreement for any reason other than Cause or due to an uncured material breach, INSIGHT shall be obligated to continue paying MP's Commissions in accordance with the Terms and Conditions of this Agreement. In such event this entire Agreement, with the exception of Sections 4a and 4b shall remain in full force and effect with all obligations of each parties remaining in full force and effect.

18. Survival of Covenants. In the event that this Agreement is terminated by MP for any reason whatsoever, or by INSIGHT for Cause or a material breach of the MP, then all obligations of INSIGHT to MP and MP to INSIGHT shall be null and void and of no further effect, with the exception of the obligations contained within Sections 7, 9, 12, and 13, which shall survive the expiration or termination of this Agreement for a period of two (2) years.

19. Independent Contractors; No Joint Venture. In performing their respective duties under this Agreement, each of parties will be operating as an independent contractor; and nothing in this Agreement shall be deemed or construed in any manner as establishing a joint venture, partnership, agency, association, franchisor/franchisee or other joint business relationship between the parties.

20. Notices. Unless otherwise set forth herein, any notice required to be given hereunder shall be in writing and delivered by a nationally recognized courier service to the address located on the first page or in the recitals of this Agreement, unless such address is altered by notice in which case delivery shall be made to such new address.

21. Assignment; Successors. INSIGHT may assign or transfer this Agreement by providing MP with Notice. MP may not assign, delegate or transfer this Agreement without INSIGHT's written consent, which shall not unreasonably be withheld. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

22. Final Agreement; Amendments; Waivers. This Agreement represents the final agreement between the parties with respect to the subject matter hereto, and hereby supersedes any and all prior agreements, written or oral, between the parties with respect to the matters contained herein. No amendment or modification of this Agreement shall be valid, unless made in writing and duly executed by INSIGHT and MP.

23. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including the remaining provisions, shall remain in full force and effect as if such invalid or unenforceable provision had never been included.

24. Governing Law, Consent to Arbitration. This Agreement shall be deemed to have be negotiated and entered into in the State of New York, and the interpretation and construction of this Agreement shall be governed by the laws of the State of New York, without regard to the conflict of laws principles thereof. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator shall be final and binding on the parties, and judgment may be entered in any court having jurisdiction thereof. The arbitrator shall not be authorized to award either party extra contractual damages (i.e., compensatory or punitive damages); provided, however, that the arbitrator shall have the power to award the substantially prevailing party its costs and fees.

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MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

25. Negotiated Agreement. The parties expressly agree that they have been adequately represented by counsel during the negotiation and execution of this Agreement and that, therefore, they knowingly waive the application of any law, regulation, holding or rule of construction which provides that ambiguities in an agreement or document be construed against any party by virtue of that party having drafted such agreement.

26. Counterparts; Facsimile Execution. This Agreement may be executed by the parties hereto in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which shall constitute together but one and the same document. This Agreement may be executed in counterpart by facsimile signature, which signatures shall be treated as, and shall have the effect of, original and manually executed signatures.

27. Publicity and Press Releases. All must be approved prior to release.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers as of date first written above.

ACCEPTED AND AGREED:

INSIGHTPOS, LLC:

By:	/s/ Dennis Varghese	Dated: 8/19/16
Name:	Dennis Varghese
Title:	CEO

MP:	Next Group Holdings, Inc.
Company Name

By:	/s/ Michael De Prado	Dated: 8/19/21016
Name:	Michael De Prado
Title:	President & COO

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MP Agreement - 4.2b		INSIGHT

ISO AGREEMENT

SCHEDULE 1: PRODUCT PRICING SHEET

Purchase Price or Lease Options

	Schedules - Page 1	MP
MP Agreement - 4.2b		INSIGHT

MARKET PARTNER AGREEMENT

	Schedules - Page 2	MP
MP Agreement - 7.2 Next Group Holding, Inc.		INSIGHT

MARKET PARTNER AGREEMENT

COMMISSION SCHEDULE OF PRODUCTS

	Schedules - Page 3	MP
MP Agreement - 7.2 Next Group Holding, Inc.		INSIGHT